UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of earliest event reported): November 4, 2015

TIER REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37512	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 Sherry Lane, Suite 700, Dallas, Texas
75225
(Address of principal executive offices)
(Zip Code)

(972) 483-2400
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                 Results of Operations and Financial Condition.

On November 4, 2015, TIER REIT, Inc. issued a press release announcing its financial results for the third quarter of 2015 and released supplemental information regarding its financial results and operations for the quarter ended September 30, 2015, by posting to its website its Third Quarter 2015 Supplemental Operating and Financial Data. The supplemental information and press release are included as Exhibit 99.1 and Exhibit 99.2 to this report and are incorporated herein by reference.
The information included in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall the information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01.                              Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                               Supplemental Operating and Financial Data for the quarter ended September 30, 2015

99.2     Press Release, dated November 4, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIER REIT, INC.

Dated: November 4, 2015	By:	/s/ James E. Sharp
James E. Sharp
Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

99.1	Supplemental Operating and Financial Data for the quarter ended September 30, 2015
99.2	Press Release, dated November 4, 2015